10 September
2026
Shaun Newberry
Curragh Queensland
Mining Pty
Ltd
PRIVATE
AND CONFIDENTIAL
Dear Shaun
RE: INTERIM APPOINTMENT
CONFIRMATION
I am pleased
to
confirm
your temporary
appointment
to
the role of
Interim Chief Operations
Officer
Australia
for
Coronado
Global
Resources
,
effective
9 September
2026. This appointment
will continue
until communicated
otherwise.
As we have discussed,
your substantive position
of Head of Operations
Australia has been identified
as
redundant
and will no
longer form
part of
the structure.
Should
you
not be
appointed
to
the Chief
Operations
Officer
Australia role
on a permanent basis,
you
will be provided
with the redundancy
provisions
outlined
in your
contract
of
employment.
Alongside
the redundancy
entitlement, you
will
receive
a further payment
equivalent to
3 months
of
your current TEC.
Whilst undertaking
this role,
you
will report
to
the Chief
Executive
Officer
and the duties
and
responsibilities
of
the position,
as well as any specific
expectations,
will be discussed
directly
with you.
All other terms
and conditions
of
your employment
will remain unchanged during
this time.
We appreciate
your willingness
to
take on
this interim
position
and look
forward
to
having you
as a
member
of
the Leadership
Team.
Yours
sincerely
/s/
Emma Pollard
Emma Pollard
Chief People and Sustainability
Officer
Coronado
Global Resources Inc.
Level 33, Central Plaza One, 345 Queen
Street
ARBN: 628
199
468
Brisbane
QLD 4000
T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com

26 May
2025
PRIVATE
AND
CONFIDENTIAL
Shaun Newberry
c/o [Redacted]
Dear Shaun,
I
am
pleased
to
offer
you
full-time
employment
in
the
position
of
Vice
President
Operations,
Australia
with
Curragh
Queensland
Mining
Ply
Ltd
(CQMPL)
("the
Company").
Your
employment
under the
terms
of
this
letter
and
the attached
Contract of
Employment
will start
on
16 June 2025
unless otherwise
agreed.
Attached
to
this
letter
is
your
Contract
of
Employment
which
further
details
the
terms
and
conditions
of
your employment.
This letter and the
attached
Contract of
Employment
will together
form
your
terms
of
employment.
These
supersede
all
prior
discussions,
negotiations,
understandings
and agreements.
Although
not
forming
part
of
your
Contract
or
Employment,
it
is
our
intention
that
you
will
be
invited
to
participate
in
the
Company's
short-term
incentive
(STI) and
long-term
incentive
(LTl)
programs.
Details
for
2025 are:
●
Eligible
for
the full
2025
STI performance
period
(Jan
1, 2025,
to
Dec 31,
2025) a4 50%
of
total
employment
cost
(TEC)
●
Eligible
for
the
full
2025
LTI performance
period
(Jan 1, 2025, to Dec
31, 2027) at 40% of
TEC
All
employees
of
the
Company
are
required
to
adhere
to
Company
policies,
procedures
and
guidelines
although
these do not form a
part of your Contract
of
Employment.
You
must ensure that
you
are familiar
with
the
contents
of
the
Company's
policies,
procedures
and
guidelines
as
are
current or
updated
from
time to
time.
Should
you
have
any
queries
concerning
this
offer
or
the
terms
and
conditions
of
your
employment,
please do
not hesitate
to
contact
me on 0427 584 561.
To
accept this
offer
of
employment
please return a signed
and dated
copy
of
this Letter of
Offer,
together
with a
signed
and
dated
copy
of
the attached
Contract
of
Employment
by
Monday
19
May 2025.
Shaun,
I
trust
that
your
association
with
Coronado
Global
Resources
will
be
rewarding,
both
personally
and
professionally
and
look
forward
to
your
contribution
to
the
success
of
our
operations.
Yours
sincerely
/s/
Emma Pollard
Emma
Pollard
Chief
People
and
Sustainability
Officer

I
have
read,
understand,
agree to
and
accept
all
the terms
and
conditions
that
apply
to
my
employment
with
the
Company
as
outlined
in
this
Letter
of
Offer
and
related
documents,
including
the
attached
Contract
of
Employment.
1
confirm
that
the payment
amounts
which I
receive
under the
Contract of
Employment,
satisfies
any obligations
on the Company
to
pay
to
me any entitlements
to
which I may otherwise
be entitled
under an industrial
instrument or
law.
/s/
Shaun Newberry
Date:
28/05/2025
Shaun Newberry

Contract
of Employment
This contract
of
employment
("Contract")
confirms
the express
contractual
terms and
conditions
of
employment
between Curragh
Queensland Mining
Pty
Ltd
("the Company") and the employee
("the Employee"
or "you").
Commencement
and
Location
of Employment
Unless agreed
otherwise,
your appointment
to this position
will commence on
June 16, 2025.
Your
employment
with the
Company
will
continue
until
terminated
by
either party
in accordance
with the
terms of
this Contract.
Your
position
will be
based
in Brisbane; however you
may be required
by
the Company to
work at
other
locations
(on a temporary
or permanent
basis)
to
perform
the inherent requirements
of
your
position.
The Company may
require you
to travel within
the state, interstate
or overseas
to perform
your duties.
You
may
be
required
to
transfer
to
other
positions
and
locations
with
the
Company
or
the
Coronado
Global
Resources
Group
("Coronado
Group"),
subject
to
appropriate
consultation
and notice.
Role
and
Reporting
Structure
The
Company
will
employ
you
in the
role
of
Vice
President
Operations,
Australia.
The position
currently
reports
to
the
Chief
Operating
Officer
(Leader).
You
will
report
to
the
Leader
or
as
otherwise
directed
by
the Company.
Probation
You
will
be
employed
initially
on
a probationary
basis
for
a period
of
six
[6] months.
During that
time
either you
or
the Company
may terminate your
employment,
without reasons
being
given on
one
week's notice
in writing.
If the
Company
ends your
employment
during this
period,
it may
end
your employment
immediately
and pay
you
one week's
pay
in lieu of
notice.
At
the
end
of
the
probation
period,
your
performance
will
be
reviewed
and
if
satisfactory,
your
ongoing
employment
with the Company
will be confirmed.
If your performance
during this
period is
unsatisfactory,
your employment
may be
terminated in accordance
with this
clause.
Duties
During your employment
you must:
(a)
during
your
working
hours
and
at
other
times
as reasonably
necessary,
devote
your whole
time, attention
and ability
to the business
of
the Company;
(b)
serve the Company
and perform
your duties
diligently,
honestly
and faithfully;
(c)
exercise and carry out all duties required of
you within your skills and competence;
(d)
follow
all
lawful
and
reasonable
directions
and
instructions
given
to
you
by
the Company;
(e)
not,
without the
prior
written consent
of
the Company,
directly
or indirectly
engage
in any
other
employment
or
in any
other
activity
(whether paid
or
unpaid)
which
may conflict

with your
duties
as
an employee
of
the
Company
or may
adversely
affect
the
reputation
of
the
Company
or
the Coronado
Group
(and
you
warrant that
you
are
not
under
any
obligation
or restriction
which would
interfere or
confiict
with
your employment
in this role or your obligations
and duties
under this
Contract);
(f)
notify
the Company
immediately
if
any
interest
or
obligation
arises
which may
be
inconsistent
with your
obligations
to
the Company
or
which may
adversely
affect
the reputation
of
the Company;
(g)
comply
with
any
direction
from
the
Company
to
take
all
necessary
action
to
remove
any
confiict
(whether direct
or
indirect)
(and
you
acknowledge
that
in
some
circumstances
a
serious
conflict
may
justify
the
termination
of
your
employment);
(h)
promote
the
interests
and
welfare
of
the
Company,
and
not
act
in
any
way
which may
harm or prejudice
the reputation and
goodwill
of
the Company
or the
Coronado
Group;
and
(i)
as
lawfully
required
by
the
Company,
perform
work
for
any
other
member
or
members of
the Coronado
Group.
You
must
perform
the duties
reasonably
associated
with your
position.
The Company may
vary
your
duties
and
responsibilities
from
time
to
lime
or
assign
you
additional
duties
and
responsibilities
as
may
be
directed
by
the Company
or your
Leader.
In particular,
you
may be
required
to perform
any duties in
any area of
the operation, subject
to your
competence
and any
safety
and
statutory
requirements.
You
may also
be requested
to
train to
become
competent
in
new skills
as required
by
the Company.
If
your position,
duties
or reporting
structure change,
this Contract
will continue
to
apply
to
your
employment
unless
you
and the Company
enter a new written employment
contract
or vary
this
Contract in writing.
Hours of
Work
Your
ordinary
hours
are in
accordance
with the
NES,
during
the Company's
ordinary
business
hours,
and
reasonable
additional
hours
in
accordance
with
the
Company's
operational
requirements.
Because
of
the
nature
of
your
position,
you
acknowledge
and
agree
that
any
additional
hours
that
you
are
required
to
work
in excess
of
your
ordinary
hours
per
week are
reasonable
so
far
as
they
are
necessary
for
the
full
and
proper
performance
of
your
duties
under this
Contract.
Your
remuneration includes
compensation
for
this.
Your
hours of
work may
be averaged
over a period
of
up to
six
months.
You
acknowledge
and
agree
that
you
will
comply
with
any
time
recording
requirements
as
notified
by
the Company
from
time to
time.
Total
Employment
Cost
You
will
be
paid
on
a
total
employment
cost
(TEC)
basis.
Your
initial
TEC is
$500,000 (less
applicable
tax) per annum (inclusive
of
superannuation).
Your
TEC is
made up
of
the following
components:
(a)
Cash salary:
Your
cash
salary
will
be
the amount
remaining after
deducting
from
your
TEC
the
amounts
for
Company
superannuation
contributions
paid
by
the
Company
for
your

benefit,
and
any
other
pre-tax
deductions
nominated
by
you.
Your
cash salary,
net
of
tax
and
authorised
deductions,
will
be
paid
no
less
frequently
than on
a
monthly basis
by electronic
funds
transfer into bank
account/s
nominated by
you.
(b)
Superannuation:
The Company
will
make
compulsory
superannuation guarantee contributions,
on
your
behalf,
up
to
the
quarterly
maximum
contribution
required
under
the
Superannuation
Guarantee
(Administration)
Act
1992
(Cth).
Superannuation
guarantee
contributions
are included
as part
of
your TEC.
By
agreement with
the Company,
you
may
choose
to
make additional
voluntary
contributions
to
your chosen
fund.
If
you
do
not
nominate·
a
superannuation
fund,
contributions
payable
on
your
behalf will be
directed to
your stapled
fund,
and if
you do
not have
a stapled
fund
to
the Company's
default
superannuation
fund.
A
Choice
of
Fund
form
can
be
returned
at
any
time
and
future
contributions
will
be
made
to
your
nominated
fund.
You
consent
to
the provision
of
your
personal
information,
including
any health
information,
between
the
Company
and
the
superannuation
fund
and
their
service
providers.
This
information
is
necessary
to
facilitate
the
provision
of
benefits
in the course
of
your employment
and for
the management of
the fund.
Your
TEC is
in full
recognition
of
the requirements of
the role and
the hours of
work necessary
to
perform
the role.
Unless otherwise
specified
in this Contract, your
TEC includes compensation
for
all
entitlements,
benefits
or payments
that
you
may
be otherwise
entitled
to,
including
under any
applicable
industrial
instrument or
legislation.
This includes, but
is not limited
to:
• minimum weekly wages;
• allowances;
• overtime;
• penalty rates;
•
shift
loadings;
• annual leave loading; and
•
any other loadings
or penalties.
Accordingly,
you
will
not
be
paid
any
special
rates
or
allowances
for
working
particular times
or
under particular
conditions
unless otherwise
agreed in writing.
The Company is entitled
to apply:
•
any over
-industrial instrument payments
or other
benefits
provided
for
in this
Contract,
or
paid
to
you
in
excess
of
minimum
statutory
or
industrial
instrument
entitlements,
in
satisfaction
of
any
industrial
instrument
entitlements
or
other entitlements
to
which you
are, or
become,
entitled;
•
overpayments
for
any
entitlement
in any
pay
period
against
another entitlement
or
pay
period.
For
avoidance
of
doubt,
your
annual
remuneration
should
not
be
regarded
as
an
annualised
wage arrangement
under any applicable
industrial
instrument.
Incentive Arrangements
You
may be
eligible to
participate
in incentive
arrangements
offered
by the Company
or Coronado
Group from
time to time.
Details
of
these arrangements
will be provided
to you separately,
and do
not form
a part of
this Contract.

Annual
Leave
You
will
be
entitled
to
annual leave
in accordance
with the
applicable
legislation.
Currently, full
time
employees
are entitled
to
4 weeks
annual leave
per
annum.
You
are required to
apply
for
annual leave
at least
4 weeks prior
to
your first
day
of
intended
leave, or
such shorter
period
as
may
be
agreed
with
your
Leader.
Annual
leave
approved
by
your
Leader
and
taken
during
employment
will be
paid
based
on your
usual rate of
pay.
On
termination
of
employment,
you
will
be
paid
for
any
accrued
and
untaken
annual
leave
based
on your
usual rate of
pay.
Long
Service
Leave
You
are
entitled
to long
service leave
in accordance
with applicable
legislation.
Other
Leave
You
are
entitled
to
personal/carer's
leave,
parental
leave,
compassionate
leave,
community
service leave
and family
and domestic
violence leave in accordance
with applicable
legislation.
Public
Holidays
Public
Holidays
will
be
those
declared
as
public
holidays
in the
state
or
territory
in which
you
work.
Although
you
are not
normally
required to
work on
public
holidays
(and will be
entitled
to
paid
leave),
you
may
be
requested,
and
you
will
not
unreasonably
refuse,
to
work
on
a public
holiday
in order to
perform
your duties
and meet the
operational
requirements
of
the Company,
compensation
for
which is included
in your
remuneration.
Medical
Assessments
The Company
may,
from
time
to
time
at its
discretion,
require you
to
undergo
an independent
medical
assessment
by
a doctor
or other
health professional(s)
nominated
by
the Company.
You
consent
to
the doctor
or health professional
releasing the results
of
that assessment
to
the
Company.
The Company
will keep
this information
confidential
and the Company
will only
use it
to
assess
your
ability
to
perform
your
duties
or
meet
the Company's
work
health and
safety
obligations,
which may result
in the Company
taking
action
including,
but not
limited
to:
•
requiring you
to return to work;
•
requiring you
to leave, or
remain away from
work,
for
a period
of
time; or
•
ending
your employment.
The
above
requirement
is
separate
to,
and
in
addition
to,
any
requirement
for
a
health
or
medical
assessment
under applicable
legislation.
Guarantee
of Annual
Earnings
This
clause,
and
the
Company's
undertaking
in
this
clause,
only
applies
if
at
any
time
during
your employment
your remuneration
package (inclusive
of
salary and
the value of
non-monetary
benefits)
exceeds
the high
income
threshold
as defined
in the
Fair Work Act
2009
(Cth).
If your
remuneration exceeds
the high
income
threshold,
for
the purpose
of
section
330 the
Fair Work
Act
2009
(Cth), the
Company
undertakes
that
it will pay
you
your remuneration package
set out
in this
Contract
or
a variation
to
this
Contract (inclusive
of
salary and
the value of
non-monetary
benefits),
for
a period
of
at least
12 months.
As a
result, the
modern award you
are covered
by
will
not
apply
to
your
employment
for
the
period
during
which
this
undertaking
operates.
By
entering
into
this
Contract,
you
accept
this
undertaking
and
the
amount
of
your
annual
remuneration
package.

This undertaking
will
continue
until the earlier of
your employment
with the Company
ending;
you
accepting
a
new
undertaking
from
the
Company;
or
you
and
the Company
agreeing
to
revoke
this undertaking.
This undertaking
does
not affect
the rights
of
either you or
the Company
to
end the employment
relationship
in accordance
with the termination
provisions
set out
in this
Contract.
Compliance
with
Company
Policies
and Procedures
During
your
employment
you
are
required
to
comply
at
all
times
with
all
Coronado
Group's
policies
and procedures
as varied
or introduced
from
time to
time.
It is your obligation
to familiarise
yourself
with current policies
and procedures
that are relevant to
your
employment
and
to
comply
at
all
times
with such
policies
and
procedures.
The Coronado
Group's
policies
and procedures
operate independently
of
this Contract
and are not
incorporated
into
this Contract
and are not
binding
on the Coronado
Group or
the Company.
The Coronado
Group
reserves
the right
to
amend,
revoke,
introduce
or
replace
its
policies
and
procedures
at its
discretion.
Occupational
Health
and Safety
You
must
comply
with
all
occupational
health
and
safety
systems
and
requirements
that
are
relevant to
your
work.
You
must
attend
to
your
work
safely,
take
all
reasonable care and
notify
your
Leader if
you
become
aware of
any workplace
risks.
You
must not
create a potential
safety
risk to
yourself
or others
in the course
of
your employment.
Privacy
You
consent
to
the Company
collecting,
storing,
using
and
disclosing
your
personal
and health
information
for
any
lawful purpose
relating to
your employment,
and to
the Company
transferring
your personal
and health information outside
Queensland and Australia in the course of its business
activities.
You
also
consent
to
the Company
disclosing
your personal
and health information
to third parties
for
any
lawful
purpose
relating
to
your
employment.
These persons
include
the Australian
Tax
Office
or
other
government
agencies,
related
entities,
superannuation
fund
trustees
and
administrators,
contractors,
bankers, insurers, medical,
rehabilitation or occupational
practitioners,
laboratory
analysts,
investigators,
financial
and
legal
advisers,
potential
purchasers
on
sale
of
business,
law enforcement
bodies
and regulatory
authorities.
Confidential
Information
"Confidential
Information"
means
any
information
which
is
confidential
and
not
in the
public
domain
(unless
in
the
public
domain
because
of
a breach
of
confidentiality),
including,
but
not
limited
to:
•
technical
information
relating
to
the
Coronado
Group,
including
its
operations,
products
and services;
•
all information
concerning
the Coronado
Group,
its
methods
of
operating,
marketing and
other activities;
•
information
concerning
the
Coronado
Group's
customers
or
clients
or
prospective
customers
or clients;
•
personal
information
about
officers,
employees
or contractors
engaged
by
the Coronado
Group;
•
the Coronado
Group's
policies,
procedures,
handbooks,
manuals and forms;
and
•
competitive
and
financial
information
concerning
the
Coronado
Group
not
in the
public
domain.

During
your
employment
with the Company
you
will have access
to
or may
become
acquainted
with Confidential
Information.
You
must not
use or disclose
Confidential
Information,
except
(a)
for the purpose of and to the extent necessary to properly
perform
your duties; or
(b)
where disclosure
of
specific
Confidential
Information
is required to
comply
with
any applicable
law; or
(c)
the use or
disclosure of
the Confidential Information
is agreed by the Company
in
writing.
You
must
immediately
notify
the
Company
of
any
suspected
or
actual
unauthorised
use,
copying
or disclosure
of
Confidential
Information.
You
agree
that
upon
termination
of
your
employment
for
any
reason
you
will
return
to
the
Company
all of
the Confidential
Information
that you
have in your possession.
Your
obligations
under this clause continue
after your
employment
ends.
Intellectual
property
For the purpose
of
this clause:
Work
means
any
invention,
discovery,
design,
improvement,
formula,
process,
technique,
literary
or
artistic
work,
or
any
other
item
in which
Intellectual
Property
Rights
subsist
or
are
capable
of
subsisting
and is
wholly or
partly
created,
made or
discovered
by
you
either:
(a)
during your
employment
(whether or not during
ordinary
working
hours); or
(b)
otherwise
using
the
facilities,
resources,
time,
Confidential
Information
or
any
other
opportunity
provided
by
the
Company,
or
the
broader
Coronado
Group.
Intellectual
Property
Rights
means
all
existing
and
future
rights,
which may
be
protected
by
copyright,
patent, design,
trademark or other
registration
or other
forms
of
protection in
Australia
or elsewhere.
Moral
Rights
includes
the right
to
be identified
as the author
of
the work,
the right
not to
have
any
other person
identified
as the author
of
the work and
the right
of
integrity
of
authorship
(as
defined
in the
Copyright Act
1968
(Cth)).
The Work
and
all
Intellectual
Property
Rights
in the Work
will belong
absolutely
to
the relevant
company
or
companies
within
the Coronado
Group
and
you
agree to
do
all
things
necessary
and execute
any
document
required to
give
effect
to
this ownership.
You
must
immediately
and
fully
disclose
to
the Company
any
Work
created,
contributed
to,
made or
discovered
by
you
during your
employment.
You
consent
to
any
act
or
omission
by
the
Company
or
the
Coronado
Group
which
would
otherwise
infringe
or
breach
any
Moral
Rights
you
may
have in
any
Work
made
by
you
in the
course
of
employment.
You
also
agree that
this
consent
and waiver
extends
to
any
licensees
and
successors
in title
to
the Company
or
relevant company
within the
Coronado
Group in
respect
of
such Works,
as
well
as
to
any
persons
who
are
authorised
by
the
Coronado
Group
or
by
its
licensees
and
successors
in title
to
do
acts
comprising
the copyright
of
such Works.

You
agree to
execute any
further document
necessary
to give
effect
to this.
If you
do
not
comply
with such
a request
by
the Company
within 7
days,
you
authorise the Company
(or any persons
authorised
by
the
Company)
to do
all things
and execute
all documents
necessary
to give
effect
to that request
on your
behalf.
For
the
avoidance
of
doubt,
your
obligations
under this
clause continue
after
your employment
ends.
Termination
of Employment
Either
party
may
terminate
your
employment
by
giving
the other
party
three (3]
months'
written
notice
(or
other
greater
period
if
required
by
law).
If
you
are
over
45
years
old
and
have
completed
more than 2 years
continuous
service,
the notice
period
will be
increased by
one week
where the
Company
gives
you
notice
of
termination.
If
notice
of
termination
is given
to
you,
the
Company
may,
at
its
discretion,
make
a
payment
in
lieu
of
notice
for
all
or
part
of
the notice
period
or require you
to
work for
all or
part of
the notice
period.
If you or the Company
gives notice
ending
your employment,
the Company
may direct
you
at any
time during
the notice
period:
•
not to attend
work;
or
•
not
to
perform
all or part of
your duties;
or
•
perform
duties
that you
have the
necessary
skills
and competence
to
perform
which are
different
to
your normal
duties;
or
•
cease contact
with the Company's
clients,
customers
or suppliers.
In
the
event
that
you
end
your
employment
without
giving
the
specified
period
of
notice,
you
agree
to
pay
the
Company
an
amount
equal
to
your
total
remuneration
for
the balance
of
the
notice
period
not
served.
You
agree that
this
amount
is
a genuine
pre-estimate
of
the loss
the
Company
is likely
to
suffer
as a result
of
the failure to
give
the specified
period
of
notice.
The Company
may
terminate your
employment
immediately
without
notice
or
payment
in
lieu of
notice
if
you:
(a)
engage
in
any
serious
or
wilful
misconduct
including
by
committing
any
wilful,
serious
or
persistent
breach
of
your
terms
and conditions
of
employment
or any
Company
policy,
procedure
or
guideline
or
by
serious
negligence
in
the
performance
of
your duties;
{b)
engage
in any
other
conduct
(either at
work
or
otherwise)
which in
the reasonable
opinion
of
the
Company
is
likely
to
affect
adversely
the
reputation
of
the
Company
or
the Coronado
Group
and/or
render you
unsuitable
for
employment
by
the Company;
or
(c)
are convicted
of
an offence
punishable
by
imprisonment;
or
(d)
commit
any other act
that would justify
summary
dismissal
at law.
If your employment
is terminated
for any of the above reasons,
the Company
will pay you up
to
the
day
of
termination only.

Suspension
Without
limiting
the
Company's
right
to
terminate
your
employment
without
notice
in
the
circumstances
set out
above,
the Company
may suspend
you
from
duty
with pay,
or direct
you
to perform
work in a different
position,
at any time during the
term of
your employment,
including
but
not
limited
to
in
circumstances
where
the
Company
forms
the
view
that
your
conduct,
capacity
or
performance
may
warrant
serious
disciplinary
action
(including
ending
of
your
employment).
If
the Company
suspends
you
from
duty,
it
may
appoint
someone
else to
your
role for
the period
of
suspension.
Retrenchment
Benefits
In addition
to the above notice
period,
if
your employment
is terminated
by
the Company
due to
redundancy
you
will
be
entitled
to
receive
retrenchment benefits
in accordance
with applicable
legislation
as advised
to you
and amended
from
time to
time.
Directorship
The Company
may
request
you
to
become
a
director
of
the
Company
or
any
of
its
Related
Bodies
Corporate
(as
defined
by
the
Corporations
Act
2001
(Cth))
without
any
additional
remuneration
and
the benefits
under this
Contract
are in
part
consideration
of
you
agreeing to
become
a director.
Should you
agree to
become a director
of
the Company
or any of
its
Related Bodies
Corporate,
on termination
of
your employment:
(a)
you
must
resign
all
directorships
held
as
a
consequence
of
the
employment,
as directed
by
the Company;
(b)
you
irrevocably
appoint
the
Company
Secretary
of
the Company,
or any other
person
nominated
by
the
Board,
as your
agent
to
execute
any
documents
on
your behalf;
and
(c)
you
acknowledge
and
agree
that
you
have
no
entitlement
to
any
compensation
for
loss
of
office.
You
agree to
resign as a director
if
the Chairperson
or the Company
requires you
to do
so.
Your
obligations
under
this
clause
survive
the
end
of
your
employment
with
the
Company.
Compliance
and approvals
The exercise
of,
or
compliance
with,
any
discretion,
right
or
obligation
under this
Contract
is
subject
to
any
required
board
or
shareholder
approvals,
any
necessary
regulatory
consent
(being
the
consent
of
any
entity
or
governmental
body
that
has statutory
or other
powers
over
corporations)
and
compliance
with
the
Company's
(and
each
Coronado
Group
company's)
constitution,
and all applicable
laws.
This clause has effect
regardless of
any other provision
of
this Contract.
Company
Property
Upon
the cessation
of
your employment
you
will return to the
Company
or an authorised
officer
of
the Company:
(a)
all
originals
and
copies
in any form
(including
but not
limited
to
computer
data)
of
all
books,
records
and
documents
relating
to
your
duties,
functions
and
responsibilities
as
an
employee
of
the
Company
or
its
business
affairs
(including
customer
lists
and details);
and

(b)
all
other
things
belonging
to
the
Company
(including
but
not
limited
to
keys,
security
cards
and
passes,
corporate
credit
cards,
mobile
phones,
copies
of
documents
and computerised
information).
Your
obligations
under this clause continue
after
your employment
with the Company
ends.
Set Off
Immediately
on your employment
ending
or at any other time requested
by
the Company,
you:
(a)
agree
to
pay
to
the Company
all
amounts
you
owe
to
it or
a related
entity
(for
example,
amounts
such
as
personal
expenses
incurred
on
a
Company
mobile
telephone,
or
amounts
owing
for
Company
funded
study
assistance)
or
any
amounts
mistakenly
paid
to
you
such as
an overpayment;
(b)
authorise
and
direct
the
Company
to
deduct
or
withhold
unpaid
amounts
from
monies
otherwise
owed
to
you
during
employment
or
upon
termination
of
employment;
and
(c)
acknowledge
that if you fail
to repay any
monies owing
to
the Company,
including
any
amounts
paid
to
you
by
mistake,
the Company may
demand
and enforce
the
recovery
of
such
monies
as
a debt
immediately
due
and
payable
by
you
to
the
Company.
Post-Employment
Restrictions
'Confidential
Information'
has
the
meaning
given
in
the
clause
of
this
Contract
entitled
"Confidential
Information".
'Competitive
Business'
means
any
business
that
is
competitive
with or
substantially
similar
to
the
Company
or
the
Coronado
Group
during
the period
of
6 months
preceding
the
End Date
or
during the
Restricted
Period.
'End Date'
means
the date
on which your employment
with the Coronado
Group ends.
'Entity'
means
an
individual,
company,
partnership,
joint
venture
(whether
corporate
or
incorporate)
or any other
body
(whether corporate or
incorporate).
'Prescribed
Position'
means:
1
a position
as employee,
director,
secretary,
company
officer,
agent,
contractor,
consultant
or adviser
of
any Entity;
2
a partner,
shareholder
or member
of
any
Entity;
and
3
acting
as any of
the persons
referred to
in items
1 and 2 of
this definition.
'Restricted
Area'
means:
1
Any
country
where the
Coronado
Group
has
operations,
including
at the date
of
this Contract
the United States
of
America and
Australia; or
failing
that
2
The United States
of
America and Australia;
or failing
that
3
Australia; or failing
that
4
Queensland
and New South
Wales; or
failing
that
5 Queensland.

'Restricted
Period'
means:
1
the period
of
12 months
starting
on the End
Date; or
failing
that
2
the period
of
6 months starting
on the End
Date; or failing
that
3
the period
of
3 months starting
on the End
Date;
or failing
that
4
the period
of
1 months
starting
on the End
Date.
Inducing directors.
employees
or contractors
to
leave the Coronado Group
You
must
not
(whether directly
or
indirectly)
during
the Restricted
Period
and
in the
Restricted
Area. encourage.
induce
or
attempt
to
encourage
or
induce
any
director.
officer.
employee
or
contractor
of
the
Coronado
Group.
with
whom
you
had
work
related
dealings
during
the
12
months preceding
the End Date.
or about
whom you
have. or
have had. Confidential
Information
about
in
respect
of
their
engagement
with
the
Coronado
Group.
to
terminate
his
or
her
engagement
with the
entity
within the
Coronado
Group which
engages
them, whether or not
that
person
would
commit
a breach of
that person"s
contract
of
engagement.
Persuading
the Coronado
Group"s
customers
or suppliers
to cease
or reduce business
You
must
not
(whether directly
or
indirectly)
during
the Restricted
Period
and in the Restricted
Area, solicit.
canvass
or approach
any person
or entity
who was:
(a)
a customer.
client.
agency
or supplier
of
the Coronado
Group with
whom you
had work-
related dealings
during the
12 months
immediately
preceding the
End Date
or about
whom you
have. or
have had. Confidential
Information;
or
(b)
a
potential
customer.
potential
client.
potential
agency
or
potential
supplier
of
the
Coronado
Group
with whom.
or
in respect
of
whom. you
had work-related
dealings
during
the
12
months
preceding
the
End
Date
or
about
whom
you
have.
or
have
had, Confidential
Information,
with a view
to:
(c)
obtaining
the
custom
or
business
of
any
such
person
or
entity
for
your
benefit
or the
benefit
of
any other person;
(d)
persuading
any
such
person
or
entity
to
cease
doing
business
with
the
Coronado
Group;
or
(e)
persuading
any
such
person
or
entity
to
reduce
the
amount
of
business
which
the
person
or
entity
would
normally
do.
or
otherwise
would
have
done.
with
the
Coronado
Group.
Competing
with the Coronado
Group
You
agree
that
you
will
not
(whether
directly
or
indirectly
and
in
any
position
including
a
Prescribed
Position).
during
the
Restricted
Period
and
in
the
Restricted
Area.
carry
on.
be
employed
by.
or engaged
in or otherwise
interested in
any Competitive
Business:
(a)
for
purposes
of
performing
duties
or
providing
services
which are the same as
or similar
to those you
provided
to
the Coronado
Group at any
time within the
12
months
immediately
prior
to
the End
Date; or
(b)
in a position
in which you can
use Confidential
Information
to gain
an advantage
for
a Competitive
Business
or cause
detriment to
the Coronado
Group.
Priority
of
restrictions
You
agree
that
you
intend
the
restrictions
in
this
clause
('Post
-Employment
Restrictions')
to
operate
to
their maximum
extent.
However.
should
a court
consider
it necessary
to
reduce the
extent
of
a
restriction,
the
parties
intend
that
any
reduction
should
be made
to
the
Restricted
Area before
any reductions
are made to
the Restricted
Period.

Consent
The restrictions
in
this
clause
('Post
-Employment
Restrictions')
do
not
apply
in circumstances
where you
have obtained
the Company's
prior
written consent.
Restrictions
reasonable and inclusive
You
agree that:
(c)
you
will obtain
Confidential
Information
during your
employment,
the disclosure
of
which
could
materially
harm the Coronado
Group;
{d)
the
restrictions
in
this
clause
('Post
-Employment
Restrictions')
are
reasonable
and
necessary
for
the protection
of
the Coronado
Group's
Confidential
Information
and
goodwill;
(e)
you intend
the restrictions
to
operate
to the maximum
extent;
(f)
damages
may
be
inadequate
to
protect
the
Coronado
Group's
interests
and
the
Coronado
Group
is
entitled
to
seek
and
obtain
injunctive
relief,
or
any
other
remedy,
in any court;
(g)
the restrictions
are separate,
distinct
and several, so
that the unenforceability
of
any
restriction
does
not affect
the enforceability
of
the other restrictions;
(h)
consideration
for
these restraints
is included
in your remuneration; and
(i)
despite
anything
in
this
clause
('Post
-Employment
Restrictions'),
for
the purposes
of
this clause
('Post
-Employment
Restrictions'),
a "substance
over form"
approach
is
intended
to
be
taken
as
to
whether the conduct
prohibited
by
this clause
('Post-
Employment
Restrictions')
occurred
in
the
Restricted
Area.
For
example,
the
provisions
in
this
clause
will
apply
if
you
solicit
an
employee
located
inside
the
Restricted
Area
but
you
take
the
relevant
action
(e.g.
make
a
telephone
call
or
send an email
to
that employee)
from
a location
outside
the Restricted
Area.
Modification
of
restrictions
If the
restrictions
in this
clause ('Post
-Employment
Restrictions'):
(j)
are void
as unreasonable
for
the protection
of
the Coronado
Group's
interests;
and
{k)
would
be valid if
part of the wording
was deleted
or the period
or area was reduced,
the restrictions
will apply
with the modifications
necessary to
make them effective.
Obligations
continue
Your
obligations
under
this
clause
('Post
-Employment
Restrictions')
survive
the
ending
of
your
employment.

Entitlement
to
Work
in
Australia
You
warrant that
you
are legally
able to
reside and
work in Australia
and you
acknowledge
that
your
employment
with
the
Company
is
conditional
upon
you
being
able
to
legally
reside
and
work in Australia
at all times.
Should
your
entitlement
to
work
in
Australia
change
you
are required
to
advise
the Company
immediately.
If
you
are
unable
to
provide
confirmation
of
your
current
(and
updated)
entitlement
to
work
in Australia
this
offer
of
employment
will be
withdrawn or your employment
with the
Company
will end.
'
Reference
and Background
Checks
This
offer
of
employment
with
the
Company
is
made
to
you
on
the
understanding
that
the
information
you
provided
to
the
Company
during
the
recruitment
process
is
accurate
and
complete.
You
must
update
or
provide
to
the
Company
any
material
information
which
may
impact
your employment
under this Contract,
which may change
or arise at
any time prior
to
the
commencement
of
or
during
the
course
of
your
employment.
The omission
of
any
relevant
information,
or the provision
of
false
or misleading
information,
may result
in withdrawal of
your
offer
of
employment
or disciplinary
action
being
taken against
you
(including
termination).
To
ensure
the
integrity
of
the recruitment
process,
the Company
requires
all
new employees
to undergo reference
and background
checking.
Accordingly,
you acknowledge and
accept
that:
•
this
Contract
is
conditional
upon
the satisfactory
completion
of
the reference
and background
checks
set out
below.
If the
Company
is not
satisfied
with the
results
of
any
of
any
of
the
following
checks,
it
may
withdraw
this
offer
of
employment
made to
you;and
the
Company
may
carry
out
the
following
checks
on
you
to
determine
your
suitability
for
the position:
•
reference
check with previous employers;
academic
qualification
check;
and/or
•
criminal
record check.
General
(a)
This
Contract
and
the
letter
of
offer
states
all
of
the
express
terms
of
the
agreement between
the parties in relation to your employment
and supersede
all
prior
discussions,
negotiations,
understandings
and agreements
with respect to
your
employment
by
the
Company.
These terms
may
only
be modified
by
an
agreement
in writing signed by
both
parties.
(b)
Any
notice
to
be
given
under
these
terms
and
conditions
must
be
given
in
writing and
may be given
either personally
or by registered
mail.
Any notice
you
are required
to
provide
must be
handed to
your Leader or
mailed addressed
to
the Company's
mailing
address.
If the Company
is required to provide
you with
notice,
it
will
be
either
handed
to
you
or
addressed
to
you
at your
last known
place of
residence.

(c)
In this Contract,
a reference to:
(i)
legislation
is
to
that
legislation
as
amended,
re-enacted
or
replaced,
and includes
any subordinate
legislation
issued
under it;
(ii)
a
policy
or
other
document
is
to
that
policy
or
document
as
amended,
supplemented,
replaced
or novated;
and
(iii)
the
"Coronado
Group"
includes
a
reference
to
any
member
of
the
Coronado
Group.
(d)
Any provision
of
this Contract
which is unenforceable or partly
unenforceable is,
where
possible,
to
be
severed
to
the
extent
necessary
to
make
this
Contract
enforceable,
unless
this
would
materially
change
the
intended
effect
of
this
Contract.
(e)
These terms
and
conditions
and
your
employment
referred
to
in this
Contract
will be governed
by
the laws of
Queensland.
Acceptance
of Contract
By accepting
this Contract,
you are acknowledging
that
(a)
you
have
not
relied
on
any
representations
regarding
your
employment
made
by
the Company
(or
its
agents
or employees)
other than matters
expressly
set
out in
this Contract;
(b)
you
have
been
given
an opportunity
to
obtain
advice
concerning
its
contents
and effect;
and
(c)
you
have
read
and
understand
the
contents
of
this
Contract
and
the letter
of
offer
and your
obligations.
/s/
Shaun Newberry
Date:
28/05/2025
Shaun Newberry